Exhibit 24

                                POWER OF ATTORNEY
                                      (S-8)

     The undersigned constitutes and appoints Walter C. Bowen, Steven L. Gish and David R. Gibson, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-8 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance of shares of Common Stock of Regent Assisted Living, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  August 10, 1998.


                                       PETER J. BRIX
                                       ----------------------------------
                                       Peter J. Brix

                                POWER OF ATTORNEY
                                      (S-8)

     The undersigned constitutes and appoints Walter C. Bowen, Steven L. Gish and David R. Gibson, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-8 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance of shares of Common Stock of Regent Assisted Living, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 1998.



                                       STEPHEN A. GREGG
                                       ----------------------------------
                                       Stephen A. Gregg

                                POWER OF ATTORNEY
                                      (S-8)

     The undersigned constitutes and appoints Walter C. Bowen, Steven L. Gish and David R. Gibson, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-8 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance of shares of Common Stock of Regent Assisted Living, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 1998.



                                       GARY R. MAFFEI
                                       --------------------------------
                                       Gary R. Maffei

                                POWER OF ATTORNEY
                                      (S-8)

     The undersigned constitutes and appoints Walter C. Bowen, Steven L. Gish and David R. Gibson, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-8 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance of shares of Common Stock of Regent Assisted Living, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 1998.



                                       WALTER C. BOWEN
                                       --------------------------------
                                       Walter C. Bowen

                                POWER OF ATTORNEY
                                      (S-8)

     The undersigned constitutes and appoints Walter C. Bowen, Steven L. Gish and David R. Gibson, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-8 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance of shares of Common Stock of Regent Assisted Living, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 1998.



                                       MARVIN S. HAUSMAN, M.D.
                                       --------------------------------
                                       Marvin S. Hausman, M.D.

                                POWER OF ATTORNEY
                                      (S-8)

     The undersigned constitutes and appoints Walter C. Bowen, Steven L. Gish and David R. Gibson, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-8 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance of shares of Common Stock of Regent Assisted Living, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 1998.



                                       MARTHA L. ROBINSON
                                       --------------------------------
                                       Martha L. Robinson

                                POWER OF ATTORNEY
                                      (S-8)

     The undersigned constitutes and appoints Walter C. Bowen, Steven L. Gish and David R. Gibson, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-8 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance of shares of Common Stock of Regent Assisted Living, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 1998.



                                       DANA J. O'BRIEN
                                       --------------------------------
                                       Dana J. O'Brien